                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 23, 2000 included in this Form 11-K, into the previously filed S-8 Registration Statement (File No. 33-71226) of Southern California Water Company.




ARTHUR ANDERSEN LLP


Los Angeles, California
June 23, 2000